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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 21, 1998



                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)




          Delaware                     333-39643                 52-1990183
  (State or other jurisdiction
of incorporation or organization)  (Commission File           (I.R.S. Employer
                                        Number)              Identification No.)


         2708 Cranberry Square                                     26508
       Morgantown, West Virginia                                 (Zip Code)
(Address Of Principal Executive Offices)



       Registrant's telephone number, including area code: (304) 594-1616
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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . .1


SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2


EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3







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ITEM 5.  OTHER EVENTS



LOAN AND SECURITY AGREEMENT

         On November 21, 1998, certain subsidiaries of Anker Coal Group, Inc. (the "Company") entered into a Loan and Security Agreement (the "Loan Agreement") with Foothill Capital Corporation ("Foothill") as administrative agent. The Loan Agreement has a term of 4 years and provides for a $15 million term loan facility and a $40 million revolving credit facility. A portion of the loan proceeds was used to retire the Company's existing credit facility with The Chase Manhattan Bank and others.

     The term loan provides for repayment based upon a seven-year amortization schedule and is payable in 46 installments of principal in the amount of $178,571 and a final installment equal to the unpaid balance of principal and accrued interest. The term loan shall bear interest at a per annum rate of two and one-half percentage points (2 1/2%) above the prime rate announced by Norwest Bank Minnesota, N.A. Availability under the revolving credit facility is based on 85% of eligible accounts receivable created in the ordinary course of business and 65% of eligible inventory which is held for sale in the ordinary course of business, less certain reserves. The revolving credit facility shall bear interest at a per annum rate of one percentage point (1%) above the prime rate announced by Norwest Bank Minnesota, N.A.

         The Company is subject to certain financial covenants relating to minimum cash flow and maximum capital expenditures.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

        (10.16) Loan and Security Agreement dated as of November 21, 1998 among certain subsidiaries of Anker Coal Group, Inc., Foothill Capital Corporation and others.



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SIGNATURE





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           ANKER COAL GROUP, INC.


                                           /s/ Michael Matesic
                                           --------------------------
                                           Michael Matesic
                                           Treasurer and Chief Financial Officer




Date:  December 10, 1998










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                                  EXHIBIT INDEX




EXHIBIT
NUMBER           DESCRIPTION OF EXHIBIT
------           ----------------------

(10.16) Loan and Security Agreement dated as of November 21, 1998 among certain subsidiaries of Anker Coal Group, Inc., Foothill Capital Corporation and others.










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